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                                                                EXHIBIT 4.1

TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                           READY FOR DELIVERY



                           NATIONAL PROCESSING, INC.

            INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

THIS CERTIFICATE IS TRANSFERABLE IN CLEVELAND, OHIO OR NEW YORK, NEW YORK.


COMMON STOCK                                  CUSIP 637229 10 5
                                     SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT


IS THE OWNER OF


      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

National Processing, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed.

        This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:


TREASURER            [SEAL]                           PRESIDENT AND
                                           CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:

BY              NATIONAL CITY BANK
                (CLEVELAND, OHIO)          TRANSFER AGENT
                                           AND REGISTRAR,

                                    AUTHORIZED SIGNATURE.

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The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ________________ Custodian _________________
                       (Cust)                       (Minor)

                    under Uniform Gifts to Minors

                    Act _____________________
                              (State)

Additional abbreviations may also be used though not in the above list.

     For value received,_________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________________

___________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

___________________________________________________________________________

_________________________________________________________________ Shares of
the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________________________________

___________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,__________________


_________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:_________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.